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                                                                      Exhibit 21

              NATIONWIDE FINANCIAL SERVICES, INC. AND SUBSIDIARIES

                         Subsidiaries of the Registrant

                             As of December 31, 2002

The following list includes subsidiaries of Nationwide Financial Services, Inc. Subsidiaries of subsidiaries are indicated by indentations. All subsidiaries are wholly owned unless otherwise indicated.

                                                                                                             State of
                                                                                                         Incorporation or
      Subsidiary                                                                                           Organization
      ---------------------------------------------------------------------------------------------   ------------------------
      Nationwide Life Insurance Company                                                               Ohio
         Nationwide Life and Annuity Insurance Company                                                Ohio
         Nationwide Investment Services Corporation                                                   Oklahoma
         Nationwide Financial Assignment Company                                                      Ohio
         Nationwide Community Development Corporation, LLC (67% owned)                                Ohio
         Nationwide Properties, Ltd. (98% owned)                                                      Ohio
         Nationwide Affordable Housing, LLC (45% owned)                                               Ohio
      Nationwide Life Insurance Company of America                                                    Pennsylvania
         Nationwide Life and Annuity Company of America                                               Delaware
         Nationwide Life Insurance Company of Delaware                                                Delaware
         Nationwide Provident Holding Company                                                         Pennsylvania
             Four P Finance Company                                                                   Pennsylvania
             Nationwide Provident Distributors, Inc.                                                  Delaware
             Delfi Realty Corporation                                                                 Delaware
             Institutional Concepts, Inc.                                                             New York
             1717 Capital Management Company                                                          Pennsylvania
             Washington Square Administrative Services, Inc.                                          Pennsylvania
             Software Development Corp.                                                               Delaware
             RF Advisers, Inc.                                                                        Pennsylvania
             PNAM, Inc.                                                                               Delaware
             Provestco, Inc.                                                                          Delaware
             Market Street Investment Management Company                                              Pennsylvania
             RCMD Financial Services, Inc.                                                            Delaware
                 1717 Advisory Services, Inc.                                                         Pennsylvania
                 1717 Brokerage Services, Inc.                                                        Pennsylvania
                     1717 Insurance Agency of Massachusetts, Inc.                                     Massachusetts
      Nationwide Financial Services Capital Trust                                                     Delaware
      Nationwide Financial Services (Bermuda), Inc.                                                   Bermuda
         NFSB Investments, LTD                                                                        Bermuda
      Nationwide Trust Company, FSB                                                                   Federal Incorporation
      Nationwide Financial Services Capital Trust II                                                  Delaware
      TBG Insurance Services Corporation d/b/a TBG Financial (63% owned)                              California
      Cap Pro Holding, Inc. (63% owned)                                                               Delaware
         Capital Professional Advisors, Inc.                                                          Delaware
             Cap Pro Brokerage Services, Inc.                                                         Delaware
             Cap Pro Advisory Services, Inc.                                                          Delaware
             Cap Pro Insurance Agency Services, Inc.                                                  Delaware







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
                                                                                                             State of
                                                                                                         Incorporation or
      Subsidiary                                                                                           Organization
      ---------------------------------------------------------------------------------------------   ------------------------
      NFS Distributors, Inc.                                                                          Delaware
         Nationwide Retirement Solutions, Inc.                                                        Delaware
             Nationwide Retirement Solutions, Inc. of Alabama                                         Alabama
             Nationwide Retirement Solutions, Inc. of Arizona                                         Arizona
             Nationwide Retirement Solutions, Inc. of Arkansas                                        Arkansas
             Nationwide Retirement Solutions, Inc. of Montana                                         Montana
             Nationwide Retirement Solutions, Inc. of Nevada                                          Nevada
             Nationwide Retirement Solutions, Inc. of New Mexico                                      New Mexico
             Nationwide Retirement Solutions, Inc. of South Dakota                                    South Dakota
             Nationwide Retirement Solutions, Inc. of Wyoming                                         Wyoming
             Nationwide Retirement Solutions Insurance Agency, Inc.                                   Massachusetts
         Nationwide Financial Institution Distributors Agency, Inc.                                   Delaware
             Affiliate Agency, Inc.                                                                   Delaware
             Affiliate Agency of Ohio, Inc.                                                           Ohio
             Financial Horizons Distributors Agency of Alabama, Inc.                                  Alabama
             Landmark Financial Services of New York, Inc.                                            New York
             Financial Horizons Securities Corporation                                                Oklahoma
             Nationwide Financial Institution Distributors Insurance Agency, Inc. of Massachusetts    Massachusetts
             Nationwide Financial Institution Distributors Insurance Agency, Inc. of New Mexico       New Mexico
         National Deferred Compensation, Inc.                                                         Ohio
         The 401(k) Companies, Inc.                                                                   Texas
             401(k) Investment Services, Inc.                                                         Texas
             401(k) Investment Advisors, Inc.                                                         Texas
             The 401(k) Company                                                                       Texas
         Nationwide Retirement Plan Services, Inc. (100% Class B)                                     Ohio
      Pension Associates, Inc.                                                                        Wisconsin
      Nationwide Retirement Plan Services, Inc. (100% Class A)                                        Ohio

All business operations of Nationwide Financial Services, Inc. and all of its subsidiaries are conducted using each company's legally registered name, except for TBG Insurance Services Corporation d/b/a TBG Financial.